EXHIBIT 10.6

                    ADT LIMITED GUARANTY WAIVER AND CONSENT

      THIS ADT LIMITED GUARANTY WAIVER AND CONSENT (this "Waiver and Consent"), dated as of June 27, 1997, between ADT LIMITED, a company organized under the laws of Bermuda ("ADT Limited"), and the Agent (as defined below).

                             W I T N E S S E T H:

               WHEREAS, pursuant to a Credit Agreement, dated as of January 9, 1997 and as amended and restated as of April 14, 1997 (the "Credit Agreement"), among ADT Operations, Inc., a company organized under the laws of Delaware
(the "Borrower"), the financial institutions as are or may become parties thereto (collectively, the "Lenders"), and The Bank of Nova Scotia ("Scotiabank"), individually and as agent (the "Agent") for the Lenders, the Lenders extend Commitments to make Credit Extensions to the Borrower; and

               WHEREAS, in connection with the Credit Agreement, ADT Limited executed and delivered in favor of the Agent and the Lenders the Guaranty dated as of January 9, 1997 (as heretofore amended or otherwise modified, the "ADT Limited Guaranty"); and

               WHEREAS, ADT Limited has established Limited Apache, Inc., a Massachusetts corporation and direct Wholly-Owned Subsidiary of ADT Limited ("Apache"), in connection with the proposed merger of Apache with and into Tyco International Ltd., a Massachusetts corporation ("Tyco"), pursuant to, and in accordance with, the Agreement and Plan of Merger dated as of March 17, 1997, among ADT Limited, Apache and Tyco (the "Merger"); and

               WHEREAS, concurrent with the Merger, the Borrower intends to make a tender offer for all of its Senior Notes and Senior Subordinated Notes while simultaneously soliciting the consent of the holders of the Senior Notes and Senior Subordinated Notes to amend, among other things, certain covenants set forth in the Senior Note Indenture and the Senior Subordinated Note Indenture pursuant to, and in accordance with, the Offer to Purchase and Solicitation of Consents dated June 4, 1997 (collectively, the "Debt Tender"); and

               WHEREAS, ADT Limited has requested the Required Lenders to grant a limited waiver and consent with respect to Sections 4.2.5, 4.2.6, 4.2.9, 4.2.11 and 4.2.14 of the ADT Limited Guaranty in order to permit (i) ADT Limited's equity interest in Apache and Tyco, (ii) the repurchase of the Senior Notes and the Senior Subordinated Notes by the Borrower, (iii) the Merger, (iv) the amendments to the Senior Note Indenture and the Senior Subordinated Note Indenture and (v) a change in its fiscal year to the twelve consecutive calendar months ending June 30; and

               WHEREAS, ADT Limited has requested the Required Lenders to consent and agree that, until September 30, 1997, Apache, Tyco and the Subsidiaries of Tyco on the date hereof or formed after the date hereof (Apache, Tyco and such Subsidiaries, collectively, the "Tyco Subsidiaries") be deemed to be neither Subsidiaries nor Affiliates of ADT Limited for purposes of the provisions set forth in the ADT Limited Guaranty (other than Section 3.10, Section 4.1.1 (as to the payment of taxes) and Section 4.2.12 thereof);

               WHEREAS, the Required Lenders are willing to consent to such requests, on the terms and subject to the conditions of this Waiver and Consent;

               NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

               Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the ADT Limited Guaranty (including by reference to the Credit Agreement) shall have such meanings when used in this Waiver and Consent.


                                  ARTICLE II

                          LIMITED WAIVER AND CONSENT

               On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of ADT Limited herein contained, the Agent and the Required Lenders hereby

      (a) waive the restrictions set forth in

           (i) Section 4.2.5 of the ADT Limited Guaranty to the extent necessary to permit ADT Limited's equity interest in apache and Tyco,

          (ii) Sections 4.2.6 and 4.2.11 of the ADT Limited Guaranty to the extent necessary to permit the Debt Tender,

         (iii) Section 4.2.9 of the ADT Limited Guaranty to the extent necessary to permit the Merger, and

          (iv) Section 4.2.14 of the ADT Limited Guaranty to the extent necessary to permit ADT Limited and its Subsidiaries to change their Fiscal Year to the twelve consecutive calendar months ending on June 30 (it being acknowledged that reverences to a specified Fiscal Year in the ADT Limited Guaranty, the Credit Agreement or any other Loan Document shall continue to mean the twelve consecutive calendar months ending on December 31 of such specified Fiscal Year); and

      (b) consent and agree that, until September 30, 1997, the Tyco Subsidiaries shall be deemed to be neither Subsidiaries nor Affiliates of ADT Limited for purposes of the provisions set forth in the ADT Limited Guaranty (other than Section 3.10, Section
          4.1.1 (as to payment of taxes) and Section 4.2.12 thereof).

               The foregoing waiver and consent shall be limited precisely as written and in no event shall be deemed to constitute a waiver of compliance by ADT Limited with respect to any other term, provision or condition of the ADT Limited Guaranty or any other Loan Document or prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the ADT Limited Guaranty, any other Loan Document or any other instrument or agreement referred to therein.


                                  ARTICLE III

                             CONDITIONS PRECEDENT

               This Waiver and Consent shall become effective, as of the date hereof, upon the receipt by the Agent of counterparts hereof executed on behalf of ADT Limited and the Required Lenders.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

               In order to induce the Agent and the Required Lenders to consent to the terms of this Waiver and Consent, ADT Limited hereby reaffirms, as of the date hereof, the representations and warranties contained in Article III of the ADT Limited Guaranty and additionally represents and warrants unto each Lender and the Agent that, as of the date hereof, no Default has occurred and is continuing.


                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

               SECTION 5.1. Headings. The various headings of this Waiver and Consent are inserted for convenience only and shall not affect the meaning or interpretation of this Waiver and Consent or any provisions hereof.

               SECTION 5.2. Execution in Counterparts. This Waiver and Consent may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

               SECTION 5.3. Acknowledgment of Credit Agreement Amendment and Consent. ADT Limited hereby acknowledges the terms of Credit Agreement Amendment No. 1 and Consent dated as of the date hereof among the Borrower and the Required Lenders.

               SECTION 5.4. Governing Law. THIS WAIVER AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                      [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]



               IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       ADT LIMITED, INC.



                                       By:  /s/ Stephen J. Ruzika
                                           -----------------------------
                                            Title:


                                       THE BANK OF NOVA SCOTIA, as Agent



                                       By:  /s/ W.J. Brown
                                           -----------------------------
                                           Title: Vice President

CONSENTED TO BY:

THE BANK OF NOVA SCOTIA,
      as Lender


By:  /s/ W.J. Brown
     -----------------------------------
      Title: Vice President


BANK OF MONTREAL


By:   /s/ R.J. McClorey
     -----------------------------------
      Title: Director


CIBC INC.


By:   /s/ William C. Humphries
     -----------------------------------
      Title: Director, CIBC Wood Gundy
       Securities Corp. as Agent


CREDIT LYONNAIS ATLANTA AGENCY


By:   /s/ Robert Ivosevich
     -----------------------------------
      Title: Senior Vice President


CREDIT SUISSE FIRST BOSTON


By:   /s/ Thomas G. Muoio
     -----------------------------------
      Title: Vice President


By:   /s/ Steven E. Janauschek
     -----------------------------------
      Title: Associate


FIRST UNION NATIONAL BANK
      OF FLORIDA


By:
     -----------------------------------
      Title:


THE FUJI BANK, LIMITED,
      NEW YORK BRANCH


By:
     -----------------------------------
      Title:


MELLON BANK N.A.


By:   /s/ Clifford A. Mull
     -----------------------------------
      Title: Assistant Vice President


MIDLAND BANK PLC, NEW
      YORK BRANCH


By:   /s/ J.P. Bollington
     -----------------------------------
      Title: VP Multinationals


THE MITSUBISHI TRUST AND
      BANKING CORPORATION


By:
     -----------------------------------
      Title:


NATIONSBANK, N.A.



By:   /s/ Kelly C. Cannon
     -----------------------------------
      Title: Senior Vice President


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